N-2	Aug. 31, 2022
Cover [Abstract]
Entity Central Index Key	0001843499
Amendment Flag	false
Entity Inv Company Type	N-2
Document Type	424B3
Entity Registrant Name	AFA Multi-Manager Credit Fund
General Description of Registrant [Abstract]
Investment Objectives and Practices [Text Block]

2. The Fund’s current 80% investment policy states: “The Fund seeks to achieve its investment objectives by investing at least 80% of its net assets, including any borrowings for investment purposes, either directly or indirectly, in a range of private and public credit securities and other credit-related investments.”

Accordingly, all references to the abovementioned 80% investment policy in the Prospectus and SAI are hereby replaced with:

The Fund seeks to achieve its investment objectives by investing under normal circumstances at least 80% of its net assets, plus any borrowings for investment purposes, either directly or indirectly, in a range of private credit securities and other private credit-related investments.